Idearc Inc. Lender Presentation September 15, 2009 Exhibit 99.1

The bankruptcy court has approved a disclosure statement in the Chapter 11 bankruptcy proceeding of Idearc and its domestic subsidiaries. The court approved disclosure statement is the exclusive means by which Idearc may solicit the plan of reorganization. These materials (i) have not been approved by the bankruptcy court, (ii) are not a solicitation of the plan of reorganization, (iii) are not a part of the approved disclosure statement, and (iv) are not a solicitation of an offer to sell or an offer to buy any securities of Idearc. The projections in these materials are based on numerous assumptions, including confirmation and consummation of the plan of reorganization in accordance with its terms; realization of the operating strategy of Idearc; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; no material adverse changes in general business and economic conditions; no material adverse changes in competition; Idearc’s retention of key management and other key employees; adequate financing; the absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of Idearc and some or all of which may not materialize. To the extent that the assumptions inherent in the projections are based upon future business decisions and objectives, they are subject to change. In addition, although they are presented with numerical specificity and are based on assumptions considered reasonable by Idearc, the assumptions and estimates underlying the projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of Idearc. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It can be expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections, which variations may be material and are likely to increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The Projections were not prepared in accordance with standards for projections promulgated by the American Institute of Certified Public Accountants or with a view to compliance with published guidelines of the SEC regarding projections or forecasts. The Projections have not been audited, reviewed, or compiled by Idearc’s independent public accountants. Idearc will be required to adopt “fresh start” accounting upon their emergence from Chapter 11. The actual adjustments for “fresh start” accounting that Idearc may be required to adopt upon emergence, may differ substantially from those “fresh start” adjustments in the Projections. The projected financial information contained in these materials should not be regarded as a representation or warranty by Idearc, its advisors, or any other person that the Projections can or will be achieved. Certain statements included in these materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Idearc management’s current views with respect to Idearc’s financial performance and future events with respect to its business and industry in general. Some statements regarding Idearc’s bankruptcy and emergence from bankruptcy are forward-looking statements. Statements that include the words “believe,” “will,” “anticipate,” “foresee,” and similar expressions identify forward-looking statements. Idearc cautions you not to place undue reliance on these forward-looking statements. The following factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: (i) risks related to the impact that our ongoing Chapter 11 bankruptcy could have on our corporate image, normal business operations, financial condition, liquidity or cash flow; (ii) risks related to our ability to successfully develop, negotiate, execute, confirm and consummate a plan of reorganization with respect to the Chapter 11 bankruptcy in a timely manner that will provide assurance for the long-term continued viability of our business; (iii) limitations on our operating and strategic flexibility during the pendency of the bankruptcy proceedings or under the terms of new debt agreements that may result from the reorganization; (iv) risks related to access to capital markets and increased borrowing costs resulting from Idearc’s Chapter 11 bankruptcy; (v) risks associated with third-parties seeking and obtaining court approval to terminate or shorten the exclusivity period for us to propose and confirm a plan of reorganization, to appoint a Chapter 11 trustee or to convert the case to a Chapter 7 bankruptcy, or to confirm our proposed plan of reorganization; (vi) risks related to our declining revenue, including a reduction in customer advertising spend and contract cancellations resulting from the current economic downturn; (vii) changes in our competitive position due to competition from other yellow pages directories publishers and other traditional and new media and our ability to anticipate or respond to changes in technology and user preferences; (viii) declining use of print yellow pages directories; (ix) changes in the availability and cost of paper and other raw materials used to print our directories and our reliance on third-party providers for printing and distribution services; (x) increased credit risk associated with our reliance on small- and medium-sized businesses as clients which have been affected significantly by the current economic downturn; (xi) changes in our operating performance; (xii) our ability to attract and retain qualified executives; (xiii) our ability to maintain good relations with our unionized employees; (xiv) changes in U.S. labor, business, political or economic conditions; (xv) changes in governmental regulations and policies and actions of regulatory bodies; (xvi) the outcome of pending or future litigation and other claims; (xvii) our reliance on third-party providers for computer systems and data processing for key financial systems, including payroll, accounts payable, procurement and general ledger; and (xviii) risks associated with our obligations under agreements entered into with Verizon in connection with our spin-off. For a discussion of these and other risks and uncertainties, see Idearc Inc.’s periodic filings with the Securities and Exchange Commission, which you may view at www.sec.gov, and in particular, Idearc Inc.’s Annual Report on Form 10-K and as updated in Idearc Inc.’s subsequent Quarterly Reports on Form 10-Q. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Other unknown or unpredictable factors could have material adverse effects on Idearc’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. All subsequent written and oral forward-looking statements concerning Idearc, or other matters and attributable to Idearc or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Idearc does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Directory Market Update Current Revenue Forecast Financial Summary Revised Plan of Reorganization Agenda

I. Directory Market Update

Key Observations U.S. Advertising Growth (2006 – 2008E) Total U.S. ad spend declined in 2008 after modest growth in 2007 2008 bolstered by political and Olympics spending Broad industry declines driven by advertiser credit challenges and reduction in ad spend in reaction to deep consumer recession Source: Wall Street equity research, company filings (1) Yellow Pages includes amortized revenue of Idearc, AT&T, R.H. Donnelley, and YellowBook 2006 2007 2008E % Growth (Y-o-Y) (1) Advertising Dollar Spend Is Down Yellow Pages and other forms of traditional media experiencing the cumulative effects of the economy and secular shifts in the media industry (0.3%) 7.5% (0.1%) 0.7% 8.0% 5.6% 32.7% (7.9%) (6.0%) (2.3%) (0.8%) 8.2% 0.8% 26.8% (16.1%) (10.3%) (7.4%) (3.8%) (1.5%) 10.5% (4.2%) (20%) (15%) (10%) (5%) 0% 5% 10% 15% 35% Total US Advertising Internet Outdoor Yellow Pages Radio TV Stations Newspapers

Key Conclusions Y-o-Y Revenue Growth Directory players in U.S. under pressure Accelerating ad sales and revenue declines driven by: Higher credit cancels Lower advertiser renewal rates Reduced advertiser spend Price discounting to protect share Internet revenue out-performing print; however, remains sub-scale relative to print base, limiting impact on financial results Source: Company filings and Wall Street equity research. (1) Represents organic growth; Yellowbook reports revenue on a published basis; Yellowbook reported a (15.3%) decline in same market print revenues for CY Q2 2009 (1) Q3 08 Q4 08 Q1 09 Q2 09 Yellow Page Ad Spending Has Suffered Multi-Product Ad Sales Growth Q3 2008 (10.8%) (8.3%) Q4 2008 (12.8%) (11.7%) Q1 2009 (15.8%) (16.7%) Q2 2009 (17.5%) (22.6%) (3.5%) (14.2%) (14.8%) (11.6%) (7.8%) 0.0% (7.1%) (5.0%) (3.3%) (9.9%) (6.3%) (7.4%) (12.0%) (12.5%) (9.0%) (10.8%) (16.0%) (12.0%) (8.0%) (4.0%) 0.0% 4.0%

Y-o-Y Revenue Growth Source: Company filings and Wall Street equity research (1) Represents IACI’s Citysearch, Evite and other Revenue (2) Represents Owned & Operated Search Revenue, pre-TAC 2008A 2009E (1) (2) (1) (2) Online Ad Spending Growth Has Slowed The economy has negatively impacted major search engines and local search providers 77.7% 31.3% 5.8% 2.4% 5.0% 3.7% 5.3% 0% 20% 40% 60% 80% 100% Local.com Google City-search Ask.com Marchex Yahoo IAR 34.2% 3.9% (13.2%) (10.5%) (32.7%) (10.0%) (3.3%) (40%) (20%) 0% 20% 40% Local.com Google City-search Ask.com Marchex Yahoo IAR

Source: The Kelsey Group, Local Commerce Monitor Wave 12, 12/08 (1) CRM Associates, 12/08; ROI measured as return for every $1 spent 65% of Small/Medium Business Ad Dollars are in Idearc Areas Idearc’s Multi-Platform Portfolio Delivers in High ROI Categories Industry Comparison of Median Return on Investment (ROI) (1) Idearc Products Provide Strong ROI to SMBs $65 $65 $49 $46 $25 $19 $14 $12 $8 $0 $10 $20 $30 $40 $50 $60 $70 Print Yellow Pages Internet Outdoor Internet Yellow Pages Newspaper Magazines TV Direct Marketing Radio Internet 0.6% 3.5% 1.3% 7.2% 19.6% 0.4% 1.6% 14.2% 19.9% 31.6% Other Outdoor TV Print YP Direct Marketing Internet Newspapers Radio Magazines DA / Mobile

II. Current Revenue Forecast

2009 amortized and published revenue 97% and 86% complete, respectively 2010 amortized and published revenue 38% and 6% complete, respectively Projecting $60 million and $48 million shortfall in 2009 amortized revenue versus Base and Downside Cases, respectively As a result of continued ad sale weakness and due to the nature of amortized accounting, shortfall projected to carry forward Prospects for economic recovery (i.e. improvements in the rate of decline) delayed relative to prior forecasts Stabilize at ~ (7%), consistent with prior forecasts, albeit off a lower base Legacy Print Revenue – Current Case vs. Previous Forecasts ($'s in millions) 2009 2010 2011 2012 2013 Amortized Print: Current Case $2,165 $1,694 $1,418 $1,278 $1,187 Base Case 2,225 1,907 1,723 1,602 1,502 variance (60) (213) (305) (324) (315) Downside Case 2,213 1,863 1,639 1,485 1,363 variance (48) (169) (221) (207) (176) Published Growth: Current Case (21.5%) (19.4%) (13.4%) (7.3%) (7.0%) Base Case (17.0%) (11.8%) (8.3%) (6.2%) (6.5%)

SuperpagesDirect Revenue – Current Case vs. Previous Forecasts SuperpagesDirect revenue has exceeded forecasts in 2009 due to faster than projected adoption Given these trends, Current Case increased versus the Base Case in each subsequent year Forecasting continued adoption in future periods ($'s in millions) 2009 2010 2011 2012 2013 Amortized: Current Case $83 $117 $127 $136 $144 Base / Downside Cases 50 63 75 90 108 variance 33 54 52 46 36 Growth Rates: Current Case 170.7% 40.3% 9.0% 6.9% 6.1% Base / Downside Case 62.9% 25.0% 20.0% 20.0% 20.0%

Superpages.com Revenue – Current Case vs. Previous Forecasts Slight decline in 2009 versus assumed growth of 10% Current sales activity shifting to greater proportion Fixed Fee/Bundles 2009 expected to underperform Base Case forecast by $40 million Sales experiencing economic influences similar to Print SMLocal / PBAP cancelation rates higher than expected 2011-2012 similar growth profile to Downside Case 2013 increase in growth rate from Downside Case ($'s in millions) 2009 2010 2011 2012 2013 Amortized: Current Case $290 $308 $341 $381 $434 Base Case 330 383 444 515 598 variance (40) (75) (103) (134) (164) Downside Case 320 358 401 450 504 variance (30) (50) (60) (69) (70) Growth Rates: Current Case (3.3%) 6.1% 10.6% 11.8% 13.9% Base Case 10.1% 16.1% 15.9% 16.0% 16.1% Downside Case 6.7% 12.0% 12.0% 12.0% 12.0%

III. Financial Summary

Current Case Note: See Appendix for reconciliation of historical Non-GAAP metrics to the corresponding GAAP measures The reconciliation of non-GAAP financial information to GAAP financial information is presented for historical periods only because presentation of such a reconciliation for projected future financial information cannot be provided without unreasonable efforts ($ in millions) 2008A 2009E 2010E 2011E 2012E 2013E Print Pub Sales Growth (11.2%) (21.5%) (19.4%) (13.4%) (7.3%) (7.0%) Amortized Revenue: Print $2,673 $2,248 $1,810 $1,546 $1,414 $1,332  % Growth (8.0%) (15.9%) (19.5%) (14.6%) (8.5%) (5.8%) Internet 300 290 308 341 381 434  % Growth 5.3% (3.3%) 6.1% 10.6% 11.8% 13.9% Total $2,973 $2,538 $2,118 $1,886 $1,795 $1,765  % Growth (6.8%) (14.6%) (16.5%) (11.0%) (4.9%) (1.6%) Adjusted EBITDA $1,272 $805 $522 $417 $413 $414  % Revenue 42.8% 31.7% 24.6% 22.1% 23.0% 23.5%  % Growth (16.2%) (36.7%) (35.2%) (20.2%) (1.0%) 0.4%

($’s in millions) Revenue shortfalls throughout the forecast horizon and Bad Debt in 2009 and 2010 account for the negative variance Operating Expenses will offset a significant portion of the negative variance due to more aggressive cost cuts in the Current Case versus the Downside Case Annual Adjusted EBITDA Variance Summary – Downside Case Note: The reconciliation of non-GAAP financial information to GAAP financial information is presented for historical periods only because presentation of such a reconciliation for projected future financial information cannot be provided without unreasonable efforts Adjusted EBITDA Variance: 2009E 2010E 2011E 2012E 2013E Current Case $805 $522 $417 $413 $414 Downside Case 861 661 560 511 485 Difference ($56) ($139) ($143) ($98) ($71) Driver of Variance + / (-): Revenue ($45) ($166) ($230) ($230) ($210) Bad Debt (29) (10) 4 14 30 Operating Expenses 18 37 82 119 108 Difference ($56) ($139) ($143) ($98) ($71)

Annual Adjusted EBITDA Variance Summary – Base Case ($’s in millions) Note: The reconciliation of non-GAAP financial information to GAAP financial information is presented for historical periods only because presentation of such a reconciliation for projected future financial information cannot be provided without unreasonable efforts Adjusted EBITDA Variance: 2009E 2010E 2011E 2012E 2013E Current Case $805 $522 $417 $413 $414 Base Case 890 745 711 699 700 Difference ($85) ($223) ($294) ($286) ($286) Driver of Variance + / (-): Revenue ($67) ($234) ($356) ($413) ($443) Bad Debt (36) (28) 1 14 33 Other OpEx 18 39 61 113 124 Difference ($85) ($223) ($294) ($286) ($286)

Additional Opportunity Assessment Given the uncertainty related to the timing of an industry turnaround, the current economic conditions and other aspects relative to the forecast, management has identified additional opportunities relative to those forecasts This view is more optimistic and assumes a more robust recovery and more aggressive timing in implementation and realization of benefits from cost cutting initiatives Key opportunity assumptions: A more rapidly improving U.S. economy beginning in 2010 Operating initiatives more significantly impact both print and internet revenues beginning in 2010 Continued, but moderating decline in print revenue Accelerated timing of cost cutting initiatives in the forecast period

Note: See Appendix for reconciliation of historical Non-GAAP metrics to the corresponding GAAP measures The reconciliation of non-GAAP financial information to GAAP financial information is presented for historical periods only because presentation of such a reconciliation for projected future financial information cannot be provided without unreasonable efforts Opportunity Adjusted Case ($ in millions) 2008A 2009E 2010E 2011E 2012E 2013E Print Pub Sales Growth (11.2%) (21.5%) (15.4%) (10.1%) (6.5%) (6.0%) Amortized Revenue: Print $2,673 $2,248 $1,849 $1,650 $1,532 $1,455  % Growth (8.0%) (15.9%) (17.7%) (10.8%) (7.1%) (5.0%) Internet 300 290 312 353 416 499  % Growth 5.3% (3.3%) 7.5% 13.3% 17.6% 20.2% Total $2,973 $2,538 $2,161 $2,003 $1,948 $1,955  % Growth (6.8%) (14.6%) (14.9%) (7.3%) (2.7%) 0.3% Adjusted EBITDA $1,272 $805 $585 $551 $569 $570  % Revenue 42.8% 31.7% 27.1% 27.5% 29.2% 29.2%  % Growth (16.2%) (36.7%) (27.4%) (5.7%) 3.1% 0.2%

IV. Revised Plan of Reorganization The bankruptcy court has approved a disclosure statement in the Chapter 11 bankruptcy proceeding of Idearc and its domestic subsidiaries. The court approved disclosure statement is the exclusive means by which Idearc may solicit the plan of reorganization. These materials (i) have not been approved by the bankruptcy court, (ii) are not a solicitation of the plan of reorganization, (iii) are not a part of the approved disclosure statement, and (iv) are not a solicitation of an offer to sell or an offer to buy any securities of Idearc.

Revised Plan of Reorganization

Debt Level	▪ $2.75 Billion
Interest Rate	▪ Cash interest @ L + 800; 300 bps LIBOR floor ▪ If fixed charge coverage ratio < 1.25x, interest @ L + 550 + 2.5% PIK (at Company's option); 300 bps LIBOR floor ▪ 11.0% minimum all-in rate
Amortization / Cash Sweep	▪ 67.5% sweep ▪ No mandatory amortization
Cash on Hand	▪ Distribute excess cash (~$600 million) to lenders, retain $150 million ▪ $250 million adequate protection payment made April 2009 ▪ No revolving credit facility
Open Market Purchases	▪ 18 month moratorium ▪ Maximum capacity of $250 million ▪ Subject to other significant limitations
Pro Forma Equity Ownership	▪ 95% to secured lenders
Form of Equity	▪ 100% common equity
Term	▪ 6-year maturity

20

Gross Leverage Ratio Leverage Ratios 2009E 2013E Current Case Opportunity Case Net Leverage Ratio Current Case Opportunity Case Current Case Opportunity Case Current Case Opportunity Case 2009E 2013E Assumes 67.5% cash flow sweep and no open market purchases 3.4x 6.3x 3.4x 4.1x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 3.2x 5.6x 3.2x 3.5x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x

Appendix

2008 GAAP Reconciliation Adjustments Unaudited Operating Revenue Print products Internet Other Total Operating Revenue Operating Expense Selling Cost of sales (exclusive of depreciation and amortization) General and administrative Impairments Depreciation and amortization Total Operating Expense Operating Income Interest expense, net Income Before Provision for Income Taxes Provision for income taxes Net Income Basic and Diluted Earnings per Common Share Operating Income Depreciation and Amortization EBITDA (non-GAAP) (1) $ 2,670 $ - $ - $ - $ - $ 2,670 300 - - - - 300 3 - - - - 3 2,973 - - - - 2,973 700 - - - - 700 608 - - - - 608 436 (5) (15) (23) - 393 225 - - - (225) - 78 - - - - 78 2,047 (5) (15) (23) (225) 1,779 926 5 15 23 225 1,194 647 - - - - 647 279 5 15 23 225 547 96 1 5 9 83 194 $ 183 $ 4 $ 10 $ 14 $ 142 $ 353 $ 1.25 $ 0.03 $ 0.07 $ 0.10 $ 0.97 $ 2.42 $ 926 $ 5 $ 15 $ 23 $ 225 $ 1,194 78 - - - - 78 $ 1,004 $ 5 $ 15 $ 23 $ 225 $ 1,272 Operating Income margin (2) Impact of depreciation and amortization Year Ended 12/31/08 Reported Stock-Based (GAAP) Compensation(3) Separation Restructuring Costs (4) Costs (5) Year Ended 12/31/08 Impairment Adjusted Charges (6) (Non-GAAP) 31.2% 2.6% 40.2% 2.6% EBITDA margin (non-GAAP) (1) 33.8% 42.8%

Notes (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue. (2) Operating income margin is calculated by dividing operating income by total operating revenue. (3) Stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007. (4) Separation costs reflects costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon. (5) Restructuring costs are associated with strategic organizational realignment and market exit initiatives. (6) Impairment charges are non-cash costs associated with the write down of certain intangible assets and other assets.